UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2013

Summit Midstream Partners, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35666	45-5200503
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2100 McKinney Avenue
Suite 1250
Dallas, Texas 75201
(Address of principal executive offices) (Zip Code)

Registrants’ telephone number, including area code: (214) 242-1955

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On June 4, 2013, SMLP acquired all of the membership interests of Bison Midstream, LLC ("Bison Midstream") from Summit Midstream Partners Holdings, LLC ("SMP Holdings"), a wholly owned direct subsidiary of Summit Investments (the "Bison Drop Down"), and thereby acquired certain associated natural gas gathering pipeline, dehydration and compression assets in the Bakken Shale Play in Mountrail and Burke counties in North Dakota (the "Bison Gas Gathering system").
Prior to the Bison Drop Down, on February 15, 2013, Summit Investments acquired Bear Tracker Energy, LLC ("BTE") and subsequently contributed it to SMP Holdings. The Bison Gas Gathering system was carved out from BTE in connection with the Bison Drop Down. As such, it was deemed a transaction among entities under common control and a change in reporting entity. Transfers of net assets or exchanges of membership interests between entities under common control are accounted for as if the transfer occurred at the beginning of the period, and prior periods are retrospectively adjusted to furnish comparative information similar to the pooling method. As a result, the Partnership is providing consolidated financial statements to include its 100% interest in the financial results of Bison Midstream for the period from February 16, 2013 until March 31, 2013.
Attached hereto as Exhibit 99.1 are the retrospectively adjusted unaudited condensed consolidated financial statements of SMLP as of and for the three months ended March 31, 2013, which replace Part I, Item 1. Financial Statements in the Partnership’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2013 as filed with the Securities and Exchange Commission (the "SEC") on May 14, 2013 (the "First Quarter 2013 Form 10-Q"). These unaudited condensed consolidated financial statements give retrospective effect to the Bison Drop Down as though it had occurred on February 15, 2013. Attached hereto as Exhibit 99.2 is the retrospectively adjusted Management’s Discussion and Analysis of Financial Condition and Results of Operations, which relates to the unaudited condensed consolidated financial statements and replaces Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations in the First Quarter 2013 Form 10-Q. Attached hereto as Exhibit 99.3 is the retrospectively adjusted Risk Factors, which relates to the unaudited condensed consolidated financial statements and replaces Part II, Item 1A. Risk Factors in the First Quarter 2013 Form 10-Q.
The information in this report should be read in conjunction with the other information included (but not replaced as described above) in the First Quarter 2013 Form 10-Q. More current information is contained in the Partnership's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2013 and the Partnership's other filings with the SEC.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Updated Unaudited Condensed Consolidated Financial Statements for the quarterly period ended March 31, 2013
99.2	Updated Management's Discussion and Analysis of Financial Condition and Results of Operations for the quarterly period ended March 31, 2013
99.3	Updated Risk Factors for the quarterly period ended March 31, 2013
101.INS*	XBRL Instance Document (1)
101.SCH*	XBRL Taxonomy Extension Schema
101.CAL*	XBRL Taxonomy Extension Calculation Linkbase
101.DEF*	XBRL Taxonomy Extension Definition Linkbase
101.LAB*	XBRL Taxonomy Extension Label Linkbase
101.PRE*	XBRL Taxonomy Extension Presentation Linkbase
____________________
* Pursuant to Rule 406T of Regulation S-T, the Interactive Data Files on Exhibit 101 hereto are deemed not filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, as amended; are deemed not filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended; and otherwise are not subject to liability under those sections. The financial information contained in the XBRL (eXtensible Business Reporting Language)-related documents is unaudited and unreviewed.
(1) Includes the following materials contained in this Current Report on Form 8-K formatted in XBRL: (i) Unaudited Condensed Consolidated Balance Sheets, (ii) Unaudited Condensed Consolidated Statements of Operations, (iii) Unaudited Condensed Consolidated Statements of Partners' Capital and Membership Interests, (iv) Unaudited Condensed Consolidated Statements of Cash Flows, and (v) Unaudited Notes to Condensed Consolidated Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Summit Midstream Partners, LP
(Registrant)

	By:	Summit Midstream GP, LLC (its general partner)

Date: September 20, 2013	/s/ Matthew S. Harrison
Matthew S. Harrison, Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Updated Unaudited Condensed Consolidated Financial Statements for the quarterly period ended March 31, 2013
99.2	Updated Management's Discussion and Analysis of Financial Condition and Results of Operations for the quarterly period ended March 31, 2013
99.3	Updated Risk Factors for the quarterly period ended March 31, 2013
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema
101.CAL	XBRL Taxonomy Extension Calculation Linkbase
101.DEF	XBRL Taxonomy Extension Definition Linkbase
101.LAB	XBRL Taxonomy Extension Label Linkbase
101.PRE	XBRL Taxonomy Extension Presentation Linkbase

3